UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2021 (June 17, 2021)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously disclosed, effective January 1, 2021, SiriusPoint Ltd. (the "Company") changed its reportable segments to: Accident & Health, Specialty, Property, and Runoff & Other. This reflects the Company's larger and expanded operations subsequent to the acquisition of Sirius International Insurance Group, Ltd. In addition, effective January 1, 2021, the Company changed its accounting policy for assumed written premium recognition. Accordingly, the Company revised the presentation of its reportable segments and change in accounting policy for assumed written premium recognition beginning with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, to reflect the way it currently manages and views its business. On this Current Report on Form 8-K, the Company has recast certain sections within its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on February 23, 2021 to give retroactive effect to the change in reportable segments and change in accounting policy.

The revised sections of the Annual Report on Form 10-K have not been updated for any other activities or events occurring after February 23, 2021, the date this information was filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. This Current Report on Form 8-K should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 and our Current Reports on Form 8-K and any amendments thereto for updated information.
The following items of the 2020 Form 10-K (collectively, the "Recast Sections") are being recast as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:
•Part I, Item 1. Business;
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
•Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk;
•Part II, Item 8. Financial Statements and Supplementary Data; and
•Part IV, Item 15. Exhibits, Financial Statement Schedules.
The Recast Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm
99.1	Recast Sections in 2020 Form 10-K
Part I, Item 1. Business
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Result of Operations
Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Exhibits, Financial Statement Schedules
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ David W. Junius
Date: June 17, 2021	Name:	David W. Junius
	Title:	Chief Financial Officer